EXHIBIT 99.D

                          INVESTMENT ADVISORY AGREEMENT

        This Agreement (hereinafter the "Agreement") made this 1st day of August, 2000 by and between Aon Funds, a Delaware business trust (hereinafter the "Trust"), an open-ended management company registered under the Investment Company Act of 1940, as amended (hereinafter the "1940 Act"), and Aon Advisors, Inc., a Virginia corporation (hereinafter the "Advisor"), an investment advisor registered under the Investment Advisers Act of 1940.

1.      Furnishing of Documents.
        ------------------------

        1.1 The Trust has furnished the Advisor with copies of each of the following documents:

               (a)    Agreement and Declaration of Trust of the Trust;

               (b)    Bylaws of the Trust as in effect on the date hereof;

               (c) The Trust's effective registration statement on Form N-lA as filed with the Securities and Exchange Commission ("SEC"), which includes all statements of the investment objective, policies and restrictions of the Fund of the Trust referred to below.

        1.2 The Trust will furnish the Advisor, from time to time, with copies of all amendments of or supplements to the foregoing, if any.

        1.3 The Advisor will be entitled to rely on all documents so furnished by the Trust.

2.      Investment Advisory Services.
        -----------------------------

        2.1 Subject to the supervision and approval of the Trust's trustees (the "Trustees"), the Trust hereby employs the Advisor to act as the investment advisor to, and manager of, the Trust's Money Market Fund (hereinafter the "Fund").

        2.2 The Advisor hereby agrees to manage the investment and reinvestment of the assets of the Fund, at its own expense, in accordance with the Fund's investment objective, policies and restrictions as stated in the documents referred to in Section l.1(a), (b) and (c) hereof.

        2.3 The Advisor agrees, for the term of this Agreement, to assume the obligations set forth in this Agreement for the compensation provided and on the other terms and conditions set forth in this Agreement.

        2.4 The Advisor shall:

               (a) provide, or obtain, and evaluate such economic, statistical and financial data and information and undertake such additional investment research as it shall believe necessary or advisable;

               (b) conduct a continuous program of investment and reinvestment with respect to the Fund's assets and, with respect thereto, the Advisor is hereby granted full authority by the Trust to place orders for purchases, sales, exchanges or other dispositions of securities and other instruments for the Fund's account and to manage the investments and any other property of the Fund, and to provide or obtain such services as may be necessary in managing, acquiring or disposing of investments;

               (c) consult with and report to the Trustees, or any committees or officers acting pursuant to authority of the Trustees, at such times and in such manner as the Trustees may deem appropriate, with respect to the implementation of the investment objective, policies and restrictions of the Fund; and

               (d) at the Trust's request, provide persons to serve as trustees and officers of the Trust.

3.      Investment Advisory Fee.
        ------------------------

        3.1 In consideration of all services rendered pursuant to Section 2 of this Agreement, the Fund shall pay to the Advisor, after the end of each calendar month, a fee, accrued daily and based upon the average daily net asset value of the Fund for the month (or portion thereof during which this Agreement is in effect), at an annual rate of 0.10% (10/100ths of 1%).

        3.2 If on any day there is no determination of the net asset value of the Fund as a result of a suspension of the right of redemption of Fund shares or for any other reason, then for the purpose of this Section 3, the net asset value of the Fund as last determined will be deemed to be the net asset value for such day.

4.      Expenses.
        ---------

        4.1 The Advisor will bear all expenses in connection with the performance of its services under this Agreement.

        4.2 The Trust or the Fund will assume and pay, or enter into arrangements providing for the direct payment subject to reimbursement of, all other expenses incurred in the operation of the Fund or the Trust that are incurred by or allocated to the Fund, including:

               (a) taxes and fees payable by the Fund or the Trust to federal, state or other government agencies;

               (b) brokerage fees and commissions, and issue and transfer taxes;

               (c)  interest;

               (d) Trustees' annual retainer and meeting attendance fees and expenses of Trustees who are not directors, officers or employees of the Advisor or of any affiliated person, other than a registered investment company, of the Advisor;

               (e) registration, qualification, filing and other fees in connection with securities registration requirements of federal and state regulatory authorities;

               (f) the charges and expenses for custodial, paying agent, transfer agent, administration, dividend agent and accounting agent services,

               (g) outside legal fees and expenses in connection with the affairs of the Trust, including, but not limited to, registering and qualifying its shares with federal and state regulatory authorities;

               (h)  charges and expenses of outside auditors;

               (i)  costs of meetings of shareholders and Trustees of the Trust;

               (j) costs of maintenance of the Trust's existence as a Delaware business trust;

               (k)  insurance premiums;

               (l)  investment advisory fees;

               (m) costs and fees associated with printing and delivering registration statements, shareholders' reports and proxy statements;

               (n) costs and fees associated with delivering reports to and making filings with the SEC and state Blue Sky authorities;

               (o) costs relating to administration of the Trust's general operations;

               (p)  costs relating to the Trust's own employees, if any; and

               (q) costs of preparing, printing and delivering the Trust's prospectuses and statements of additional information to existing shareholders of the Fund.

5.      Reimbursement.
        --------------

        5.1 If in any fiscal year, the aggregate expense of the Fund, including fees pursuant to this Agreement, but excluding interest, taxes, brokerage commissions and extraordinary expenses, exceeds 1% of the value of the Fund's average daily net assets, the Advisor will reimburse the Fund for such excess. This expense reimbursement obligation is not limited to the amount of the fees received hereunder and will be estimated, reconciled and paid on a monthly basis.

6.      Fund Transactions and Brokerage.
        --------------------------------

        6.1 The Fund's transactions in portfolio securities shall usually be effected with the issuer or with a dealer in money market instruments acting as principal on a net basis. The Fund also may purchase underwritten issues, which involve an underwriting discount or commission. Decisions with respect to the purchase and sale of portfolio securities, including allocation of portfolio business and the negotiation of the price of the securities and commissions, if any, are to be made by the Advisor.

        6.2 Neither the Advisor nor any company affiliated with it shall act as a broker or dealer for the purpose of executing portfolio transactions for the Fund.

        6.3 The primary consideration in allocating transactions to dealers and brokers shall be prompt and effective execution of orders at the most favorable security prices obtainable ("best execution"). Consideration also may be given to additional factors, such as furnishing of supplemental research and other services deemed to be of value to the Trust, the Fund or the Advisor. The Advisor is authorized to execute orders with dealers or brokers that provide research and security and economic analysis that supplements the research and analysis of the Advisor, even though the spread or commission at which an order is executed may be higher than that which another dealer or broker might charge, provided that the Advisor determines in good faith that the amount of the spread or commission is reasonable in relation to the value of the services provided. Such research and services include advice as to the value of securities, the advisability of investment in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The research may be useful to the Advisor in serving other portfolios of the Trust, the Fund and other accounts managed by the Advisor.

7.      Similar Activities for Others.
        ------------------------------

        7.1 The services of the Advisor to the Fund under this Agreement are not to be deemed exclusive and the Advisor will be free to render similar services to others so long as its services under this Agreement are not impaired. Investment decisions for the Fund will be made independently from those of other accounts that may be managed by the Advisor. If, however, accounts managed by the Advisor are simultaneously engaged in purchases of the same securities, then, pursuant to the authorization of the Trustees, available securities may be allocated to each account and may be averaged as to price in whatever manner the Advisor deems to be fair.

        7.2 The parties to this Agreement understand that this system might adversely affect the price paid by the Fund, or limit the size of the position obtainable for the Fund. To the extent that transactions on behalf of more than one client of the Advisor during the same period may increase the demand for securities being purchased or the supply of securities being sold, the Trust and the Fund recognize that there may be an adverse effect on price.

8.      Rule 2a-7 Compliance and Maintenance of Records.
        ------------------------------------------------

        8.1 The Advisor agrees to manage the investment and reinvestment of the Fund's assets in compliance with Rule 2a-7, as it may from time to time be amended, under the 1940 Act, and to maintain all records required by Rule 2a-7. The Advisor also agrees to maintain and preserve, in accordance with the 1940 Act and rules thereunder, and for the periods prescribed by Rule 3la-2 under the 1940 Act, books and records with respect to the Fund's securities transactions required to be maintained by Rule 3la-1 under the 1940 Act.

        8.2 The Advisor further agrees that all records which it maintains for the Fund are the Trust's property and that the Advisor will surrender them to the Trust, its independent auditors, the Trustees, or as may be required by any government agency having jurisdiction over the Trust, promptly upon written request. The provisions of this Section 8 shall survive any termination of this Agreement.

9.      Dual Interests.
        ---------------

        9.1 It is understood by both parties that any of the shareholders, trustees, officers, employees and agents of the Trust may be a director, officer, employee or agent of, or be otherwise interested in, the Advisor, any affiliated person of the Advisor, or any organization in which the Advisor or any affiliated person of the Advisor may have an interest; and that the Advisor, and any such affiliated person or any such organization may have an interest in the Trust or the Fund.

        9.2 It is also understood by both parties that the existence of any such dual interest shall not affect the validity of any transactions hereunder, except as otherwise provided by specific provisions of applicable law, including the 1940 Act.

10.     Duration, Termination and Amendment of this Agreement.
        -----------------------------------------------------

        10.1 This Agreement shall not become effective, and the Advisor shall not serve or act as the Fund's investment advisor, unless and until this Agreement is approved by the Trust's board of trustees (the "Board"), including a majority of the Trustees who are not parties to this Agreement or interested persons of any such party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of a majority of the outstanding voting securities of the Fund.

        10.2 If approved as provided above, this Agreement shall continue in effect for two years and from year to year thereafter, but only so long as such continuance is specifically approved at least annually either:

               (a)  by the Board; or

               (b) by a vote of a majority of the outstanding voting securities of the Fund.

In either event such continuance also must be approved by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of the Trust or of the Advisor, cast in person at a meeting called for the purpose of voting on such approval.

        10.3 This Agreement may, on sixty days' written notice, be terminated at any time, without the payment of any penalty, by the Board, by a vote of a majority of the Fund's outstanding voting securities of the Fund or by the Advisor.

        10.4 This Agreement shall automatically terminate in the event of its assignment.

        10.5 In interpreting the provisions of this Section 10, the definitions contained in Section 2(a) of the 1940 Act, particularly the definitions of "interested person" and "assignment" and a "majority of the outstanding voting securities," shall be applied.

        10.6 This Agreement shall not be amended without specific approval of such amendment by:

               (a) the vote of a majority of the outstanding voting securities of the Fund; and

               (b) the vote of a majority of the Trustees, including a majority of the Trustees who are not parties to this Agreement and who are not interested persons of the Trust or of the Advisor, cast in person at a meeting called for the purpose of voting on such amendment.

11.     Liability of the Advisor.
        -------------------------

        11.1 In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of the Advisor, or of its officers, directors, agents, employees, controlling persons, shareholders, or any other person or entity affiliated with the Advisor or retained by it to perform or assist in the performance of its obligations under this Agreement (each of the foregoing, an "Advisory Affiliate"), neither the Advisor nor any Advisory Affiliate shall be subject to liability to the Trust or the Fund or to any shareholder of the Fund or to any other person with a beneficial interest in the Fund or the Trust for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation any error of judgment or mistake of law or for any loss suffered by the Trust or the Fund or any shareholder or other person in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

12.     Use of Name "Aon" Marks or Symbols.
        ----------------------------------

        12.1 If the Advisor ceases to act as the investment advisor, or, in any event, if the Advisor so requests in writing, the Trust agrees it will take all necessary action to change the name of the Trust and/or the Fund to a name not including the word "Aon."

13.     Miscellaneous.
        --------------

        13.1 The Advisor may from time to time employ or associate with any person or persons it may believe to be particularly fitted to assist it in the performance of this Agreement. The compensation of any such persons will be paid by the Advisor, and no obligation will be incurred by, or on behalf of, the Trust with respect to them. In addition, the Trust understands that the persons employed by the Advisor to assist in the performance of its duties hereunder will not devote their full time to those duties, and that nothing contained herein will be deemed to limit or restrict the Advisor's right or the right of any of the Advisor's affiliates to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature.

        13.2 The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

        13.3 This Agreement may be executed simultaneously in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and same instrument.

        13.4 It is intended by the parties that this Agreement be governed by the law of the State of Illinois; however, this Agreement is also governed by, and subject to, the 1940 Act, and rules thereunder, including such exemptions therefrom as the SEC may grant.

        IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed by their respective officers thereunto duly authorized.

Attest:                                            Aon Funds


/s/ Catherine M. Lyczko                            /s/ Michael A. Conway
------------------------------------               -----------------------
Secretary                                          President





Attest:                                            Aon Advisors, Inc.


/s/ Catherine Lyczko                               /s/ Michael A. Conway
------------------------------------               -----------------------
Secretary                                          President


                Signature Page for Investment Advisory Agreement
                               Money Market Fund

                          INVESTMENT ADVISORY AGREEMENT

        This Agreement (hereinafter the "Agreement") made this 1st day of August, 2000 by and between Aon Funds, a Delaware business trust (hereinafter the "Trust"), an open-ended management company registered under the Investment Company Act of 1940, as amended (hereinafter the "1940 Act"), and Aon Advisors, Inc., a Virginia corporation (hereinafter the "Advisor"), an investment advisor registered under the Investment Advisers Act of 1940.

1.      Furnishing of Documents.
        ------------------------

        1.1 The Trust has furnished the Advisor with copies of each of the following documents:

               (a)  Agreement and Declaration of Trust of the Trust;

               (b)  Bylaws of the Trust as in effect on the date hereof;

               (c) The Trust's effective registration statement on Form N-lA as filed with the Securities and Exchange Commission ("SEC"), which includes all statements of the investment objective, policies and restrictions of the Fund of the Trust referred to below.

        1.2 The Trust will furnish the Advisor, from time to time, with copies of all amendments of or supplements to the foregoing, if any.

        1.3 The Advisor will be entitled to rely on all documents so furnished by the Trust.

2.      Investment Advisory Services.
        -----------------------------

        2.1 Subject to the supervision and approval of the Trust's trustees (the "Trustees"), the Trust hereby employs the Advisor to act as the investment advisor to, and manager of, the Trust's Government Securities Fund (hereinafter the "Fund").

        2.2 The Advisor hereby agrees to manage the investment and reinvestment of the assets of the Fund, at its own expense, in accordance with the Fund's investment objective, policies and restrictions as stated in the documents referred to in Section l.1(a), (b) and (c) hereof.

        2.3 The Advisor agrees, for the term of this Agreement, to assume the obligations set forth in this Agreement for the compensation provided and on the other terms and conditions set forth in this Agreement.

        2.4    The Advisor shall:

               (a) provide, or obtain, and evaluate such economic, statistical and financial data and information and undertake such additional investment research as it shall believe necessary or advisable;

               (b) conduct a continuous program of investment and reinvestment with respect to the Fund's assets and, with respect thereto, the Advisor is hereby granted full authority by the Trust to place orders for purchases, sales, exchanges or other dispositions of securities and other instruments for the Fund's account and to manage the investments and any other property of the Fund, and to provide or obtain such services as may be necessary in managing, acquiring or disposing of investments;

               (c) consult with and report to the Trustees, or any committees or officers acting pursuant to authority of the Trustees, at such times and in such manner as the Trustees may deem appropriate, with respect to the implementation of the investment objective, policies and restrictions of the Fund; and

               (d) at the Trust's request, provide persons to serve as trustees and officers of the Trust.

3.      Investment Advisory Fee.
        ------------------------

        3.1 In consideration of all services rendered pursuant to Section 2 of this Agreement, the Fund shall pay to the Advisor, after the end of each calendar month, a fee, accrued daily and based upon the average daily net asset value of the Fund for the month (or portion thereof during which this Agreement is in effect), at an annual rate of 0.10% (10/100ths of 1%).

        3.2 If on any day there is no determination of the net asset value of the Fund as a result of a suspension of the right of redemption of Fund shares or for any other reason, then for the purpose of this Section 3, the net asset value of the Fund as last determined will be deemed to be the net asset value for such day.

4.      Expenses.
        ---------

        4.1 The Advisor will bear all expenses in connection with the performance of its services under this Agreement.

        4.2 The Trust or the Fund will assume and pay, or enter into arrangements providing for the direct payment subject to reimbursement of, all other expenses incurred in the operation of the Fund or the Trust that are incurred by or allocated to the Fund, including:

               (a) taxes and fees payable by the Fund or the Trust to federal, state or other government agencies;

               (b) brokerage fees and commissions, and issue and transfer taxes;

               (c)  interest;

               (d) Trustees' annual retainer and meeting attendance fees and expenses of Trustees who are not directors, officers or employees of the Advisor or of any affiliated person, other than a registered investment company, of the Advisor;

               (e) registration, qualification, filing and other fees in connection with securities registration requirements of federal and state regulatory authorities;

               (f) the charges and expenses for custodial, paying agent, transfer agent, administration, dividend agent and accounting agent services,

               (g) outside legal fees and expenses in connection with the affairs of the Trust, including, but not limited to, registering and qualifying its shares with federal and state regulatory authorities;

               (h)  charges and expenses of outside auditors;

               (i)  costs of meetings of shareholders and Trustees of the Trust;

               (j) costs of maintenance of the Trust's existence as a Delaware business trust;

               (k)  insurance premiums;

               (l)  investment advisory fees;

               (m) costs and fees associated with printing and delivering registration statements, shareholders' reports and proxy statements;

               (n) costs and fees associated with delivering reports to and making filings with the SEC and state Blue Sky authorities;

               (o) costs relating to administration of the Trust's general operations;

               (p)  costs relating to the Trust's own employees, if any; and

               (q) costs of preparing, printing and delivering the Trust's prospectuses and statements of additional information to existing shareholders of the Fund.

5.      Reimbursement.
        --------------

        5.1 If in any fiscal year, the aggregate expense of the Fund, including fees pursuant to this Agreement, but excluding interest, taxes, brokerage commissions and extraordinary expenses, exceeds 1.50% of the first $30 million of the average daily net assets of the Fund and 1.25% of the amount by which the average daily net assets of the Fund exceeds $30 million, the Advisor will reimburse the Fund for such excess. This expense reimbursement obligation is not limited to the amount of the fees received hereunder and will be estimated, reconciled and paid on a monthly basis.

6.      Fund Transactions and Brokerage.
        --------------------------------

        6.1 The Fund's transactions in equity securities will usually be executed through brokers that will receive a commission paid by the Fund. The Fund's transactions in fixed income and money market securities shall usually be effected with the issuer or with a dealer in such instruments acting as principal on a net basis. The Fund also may purchase underwritten issues, which involve an underwriting discount or commission. Decisions with respect to the purchase and sale of portfolio securities, including allocation of portfolio business and the negotiation of the price of the securities and commissions, if any, are to be made by the Advisor.

        6.2 Neither the Advisor nor any company affiliated with it shall act as a broker or dealer for the purpose of executing portfolio transactions for the Fund.

        6.3 The primary consideration in allocating transactions to dealers and brokers shall be prompt and effective execution of orders at the most favorable security prices obtainable ("best execution"). Consideration also may be given to additional factors, such as furnishing of supplemental research and other services deemed to be of value to the Trust, the Fund or the Advisor. The Advisor is authorized to execute orders with dealers or brokers that provide research and security and economic analysis that supplements the research and analysis of the Advisor, even though the spread or commission at which an order is executed may be higher than that which another dealer or broker might charge, provided that the Advisor determines in good faith that the amount of the spread or commission is reasonable in relation to the value of the services provided. Such research and services include advice as to the value of securities, the advisability of investment in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The research may be useful to the Advisor in serving other portfolios of the Trust, the Fund and other accounts managed by the Advisor.

7.      Similar Activities for Others.
        ------------------------------

        7.1 The services of the Advisor to the Fund under this Agreement are not to be deemed exclusive and the Advisor will be free to render similar services to others so long as its services under this Agreement are not impaired. Investment decisions for the Fund will be made independently from those of other accounts that may be managed by the Advisor. If, however, accounts managed by the Advisor are simultaneously engaged in purchases of the same securities, then, pursuant to the authorization of the Trustees, available securities may be allocated to each account and may be averaged as to price in whatever manner the Advisor deems to be fair.

        7.2 The parties to this Agreement understand that this system might adversely affect the price paid by the Fund, or limit the size of the position obtainable for the Fund. To the extent that transactions on behalf of more than one client of the Advisor during the same period may increase the demand for securities being purchased or the supply of securities being sold, the Trust and the Fund recognize that there may be an adverse effect on price.

8.      Compliance and Maintenance of Records.
        --------------------------------------

        8.1 The Advisor agrees to manage the investment and reinvestment of the Fund's assets in compliance with the 1940 Act and rules and regulations thereunder. The Advisor also agrees to maintain and preserve, in accordance with the 1940 Act and rules thereunder, and for the periods prescribed by Rule 3la-2 under the 1940 Act, books and records with respect to the Fund's securities transactions required to be maintained by Rule 3la-1 under the 1940 Act.

        8.2 The Advisor further agrees that all records which it maintains for the Fund are the Trust's property and that the Advisor will surrender them to the Trust, its independent auditors, the Trustees, or as may be required by any government agency having jurisdiction over the Trust, promptly upon written request. The provisions of this Section 8 shall survive any termination of this Agreement.

9.      Dual Interests.
        ---------------

        9.1 It is understood by both parties that any of the shareholders, trustees, officers, employees and agents of the Trust may be a director, officer, employee or agent of, or be otherwise interested in, the Advisor, any affiliated person of the Advisor, or any organization in which the Advisor or any affiliated person of the Advisor may have an interest; and that the Advisor, and any such affiliated person or any such organization may have an interest in the Trust or the Fund.

        9.2 It is also understood by both parties that the existence of any such dual interest shall not affect the validity of any transactions hereunder, except as otherwise provided by specific provisions of applicable law, including the 1940 Act.

10.     Duration, Termination and Amendment of this Agreement.
        -----------------------------------------------------

        10.1 This Agreement shall not become effective, and the Advisor shall not serve or act as the Fund's investment advisor, unless and until this Agreement is approved by the Trust's board of trustees (the "Board"), including a majority of the Trustees who are not parties to this Agreement or interested persons of any such party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of a majority of the outstanding voting securities of the Fund.

        10.2 If approved as provided above, this Agreement shall continue in effect for two years and from year to year thereafter, but only so long as such continuance is specifically approved at least annually either:

               (a)  by the Board; or

               (b) by a vote of a majority of the outstanding voting securities of the Fund.

In either event such continuance also must be approved by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of the Trust or of the Advisor, cast in person at a meeting called for the purpose of voting on such approval.

        10.3 This Agreement may, on sixty days' written notice, be terminated at any time, without the payment of any penalty, by the Board, by a vote of a majority of the Fund's outstanding voting securities of the Fund or by the Advisor.

        10.4 This Agreement shall automatically terminate in the event of its assignment.

        10.5 In interpreting the provisions of this Section 10, the definitions contained in Section 2(a) of the 1940 Act, particularly the definitions of "interested person" and "assignment" and a "majority of the outstanding voting securities," shall be applied.

        10.6 This Agreement shall not be amended without specific approval of such amendment by:

               (a) the vote of a majority of the outstanding voting securities of the Fund; and

               (b) the vote of a majority of the Trustees, including a majority of the Trustees who are not parties to this Agreement and who are not interested persons of the Trust or of the Advisor, cast in person at a meeting called for the purpose of voting on such amendment.

11.     Liability of the Advisor.
        -------------------------

        11.1 In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of the Advisor, or of its officers, directors, agents, employees, controlling persons, shareholders, or any other person or entity affiliated with the Advisor or retained by it to perform or assist in the performance of its obligations under this Agreement (each of the foregoing, an "Advisory Affiliate"), neither the Advisor nor any Advisory Affiliate shall be subject to liability to the Trust or the Fund or to any shareholder of the Fund or to any other person with a beneficial interest in the Fund or the Trust for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation any error of judgment or mistake of law or for any loss suffered by the Trust or the Fund or any shareholder or other person in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

12.     Use of Name "Aon" Marks or Symbols.
        ----------------------------------

        12.1 If the Advisor ceases to act as the investment advisor, or, in any event, if the Advisor so requests in writing, the Trust agrees it will take all necessary action to change the name of the Trust and/or the Fund to a name not including the word "Aon."

13.     Miscellaneous.
        --------------

        13.1 The Advisor may from time to time employ or associate with any person or persons it may believe to be particularly fitted to assist it in the performance of this Agreement. The compensation of any such persons will be paid by the Advisor, and no obligation will be incurred by, or on behalf of, the Trust with respect to them. In addition, the Trust understands that the persons employed by the Advisor to assist in the performance of its duties hereunder will not devote their full time to those duties, and that nothing contained herein will be deemed to limit or restrict the Advisor's right or the right of any of the Advisor's affiliates to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature.

        13.2 The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

        13.3 This Agreement may be executed simultaneously in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and same instrument.

        13.4 It is intended by the parties that this Agreement be governed by the law of the State of Illinois; however, this Agreement is also governed by, and subject to, the 1940 Act, and rules thereunder, including such exemptions therefrom as the SEC may grant.

        IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed by their respective officers thereunto duly authorized.

Attest:                                            Aon Funds


/s/ Catherine M. Lyczko                            /s/ Michael A. Conway
------------------------------------               -----------------------
Secretary                                          President





Attest:                                            Aon Advisors, Inc.


/s/ Catherine M. Lyczko                            /s/ Michael A. Conway
------------------------------------               -----------------------
Secretary                                          President


                Signature Page for Investment Advisory Agreement
                           Government Securities Fund

                          INVESTMENT ADVISORY AGREEMENT

        This Agreement (hereinafter the "Agreement") made this 1st day of August, 2000 by and between Aon Funds, a Delaware business trust (hereinafter the "Trust"), an open-ended management company registered under the Investment Company Act of 1940, as amended (hereinafter the "1940 Act"), and Aon Advisors, Inc., a Virginia corporation (hereinafter the "Advisor"), an investment advisor registered under the Investment Advisers Act of 1940.

1.      Furnishing of Documents.
        ------------------------

        1.1 The Trust has furnished the Advisor with copies of each of the following documents:

               (a)  Agreement and Declaration of Trust of the Trust;

               (b)  Bylaws of the Trust as in effect on the date hereof;

               (c) The Trust's effective registration statement on Form N-lA as filed with the Securities and Exchange Commission ("SEC"), which includes all statements of the investment objective, policies and restrictions of the Fund of the Trust referred to below.

        1.2 The Trust will furnish the Advisor, from time to time, with copies of all amendments of or supplements to the foregoing, if any.

        1.3 The Advisor will be entitled to rely on all documents so furnished by the Trust.

2.      Investment Advisory Services.
        -----------------------------

        2.1 Subject to the supervision and approval of the Trust's trustees (the "Trustees"), the Trust hereby employs the Advisor to act as the investment advisor to, and manager of, the Trust's Asset Allocation Fund (hereinafter the "Fund").

        2.2 The Advisor hereby agrees to manage the investment and reinvestment of the assets of the Fund, at its own expense, in accordance with the Fund's investment objective, policies and restrictions as stated in the documents referred to in Section l.1(a), (b) and (c) hereof.

        2.3 The Advisor agrees, for the term of this Agreement, to assume the obligations set forth in this Agreement for the compensation provided and on the other terms and conditions set forth in this Agreement.

        2.4    The Advisor shall:

               (a) provide, or obtain, and evaluate such economic, statistical and financial data and information and undertake such additional investment research as it shall believe necessary or advisable;

               (b) conduct a continuous program of investment and reinvestment with respect to the Fund's assets and, with respect thereto, the Advisor is hereby granted full authority by the Trust to place orders for purchases, sales, exchanges or other dispositions of securities and other instruments for the Fund's account and to manage the investments and any other property of the Fund, and to provide or obtain such services as may be necessary in managing, acquiring or disposing of investments;

               (c) consult with and report to the Trustees, or any committees or officers acting pursuant to authority of the Trustees, at such times and in such manner as the Trustees may deem appropriate, with respect to the implementation of the investment objective, policies and restrictions of the Fund; and

               (d) at the Trust's request, provide persons to serve as trustees and officers of the Trust.

3.      Investment Advisory Fee.
        ------------------------

        3.1 In consideration of all services rendered pursuant to Section 2 of this Agreement, the Fund shall pay to the Advisor, after the end of each calendar month, a fee, accrued daily and based upon the average daily net asset value of the Fund for the month (or portion thereof during which this Agreement is in effect), at an annual rate of 0.25% (25/100ths of 1%).

        3.2 If on any day there is no determination of the net asset value of the Fund as a result of a suspension of the right of redemption of Fund shares or for any other reason, then for the purpose of this Section 3, the net asset value of the Fund as last determined will be deemed to be the net asset value for such day.

4.      Expenses.
        ---------

        4.1 The Advisor will bear all expenses in connection with the performance of its services under this Agreement.

        4.2 The Trust or the Fund will assume and pay, or enter into arrangements providing for the direct payment subject to reimbursement of, all other expenses incurred in the operation of the Fund or the Trust that are incurred by or allocated to the Fund, including:

               (a) taxes and fees payable by the Fund or the Trust to federal, state or other government agencies;

               (b) brokerage fees and commissions, and issue and transfer taxes;

               (c)  interest;

               (d) Trustees' annual retainer and meeting attendance fees and expenses of Trustees who are not directors, officers or employees of the Advisor or of any affiliated person, other than a registered investment company, of the Advisor;

               (e) registration, qualification, filing and other fees in connection with securities registration requirements of federal and state regulatory authorities;

               (f) the charges and expenses for custodial, paying agent, transfer agent, administration, dividend agent and accounting agent services,

               (g) outside legal fees and expenses in connection with the affairs of the Trust, including, but not limited to, registering and qualifying its shares with federal and state regulatory authorities;

               (h)  charges and expenses of outside auditors;

               (i)  costs of meetings of shareholders and Trustees of the Trust;

               (j) costs of maintenance of the Trust's existence as a Delaware business trust;

               (k)  insurance premiums;

               (l)  investment advisory fees;

               (m) costs and fees associated with printing and delivering registration statements, shareholders' reports and proxy statements;

               (n) costs and fees associated with delivering reports to and making filings with the SEC and state Blue Sky authorities;

               (o) costs relating to administration of the Trust's general operations;

               (p)  costs relating to the Trust's own employees, if any; and

               (q) costs of preparing, printing and delivering the Trust's prospectuses and statements of additional information to existing shareholders of the Fund.

5.      Reimbursement.
        --------------

        5.1 If in any fiscal year, the aggregate expense of the Fund, including fees pursuant to this Agreement, but excluding interest, taxes, brokerage commissions and extraordinary expenses, exceeds 1.25% of the average daily net assets of the Fund, the Advisor will reimburse the Fund for such excess. This expense reimbursement obligation is not limited to the amount of the fees received hereunder and will be estimated, reconciled and paid on a monthly basis.

6.      Fund Transactions and Brokerage.
        --------------------------------

        6.1 The Fund's transactions in equity securities will usually be executed through brokers that will receive a commission paid by the Fund. The Fund's transactions in fixed income and money market securities shall usually be effected with the issuer or with a dealer in such instruments acting as principal on a net basis. The Fund also may purchase underwritten issues, which involve an underwriting discount or commission. Decisions with respect to the purchase and sale of portfolio securities, including allocation of portfolio business and the negotiation of the price of the securities and commissions, if any, are to be made by the Advisor.

        6.2 Neither the Advisor nor any company affiliated with it shall act as a broker or dealer for the purpose of executing portfolio transactions for the Fund.

        6.3 The primary consideration in allocating transactions to dealers and brokers shall be prompt and effective execution of orders at the most favorable security prices obtainable ("best execution"). Consideration also may be given to additional factors, such as furnishing of supplemental research and other services deemed to be of value to the Trust, the Fund or the Advisor. The Advisor is authorized to execute orders with dealers or brokers that provide research and security and economic analysis that supplements the research and analysis of the Advisor, even though the spread or commission at which an order is executed may be higher than that which another dealer or broker might charge, provided that the Advisor determines in good faith that the amount of the spread or commission is reasonable in relation to the value of the services provided. Such research and services include advice as to the value of securities, the advisability of investment in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The research may be useful to the Advisor in serving other portfolios of the Trust, the Fund and other accounts managed by the Advisor.

7.      Similar Activities for Others.
        ------------------------------

        7.1 The services of the Advisor to the Fund under this Agreement are not to be deemed exclusive and the Advisor will be free to render similar services to others so long as its services under this Agreement are not impaired. Investment decisions for the Fund will be made independently from those of other accounts that may be managed by the Advisor. If, however, accounts managed by the Advisor are simultaneously engaged in purchases of the same securities, then, pursuant to the authorization of the Trustees, available securities may be allocated to each account and may be averaged as to price in whatever manner the Advisor deems to be fair.

        7.2 The parties to this Agreement understand that this system might adversely affect the price paid by the Fund, or limit the size of the position obtainable for the Fund. To the extent that transactions on behalf of more than one client of the Advisor during the same period may increase the demand for securities being purchased or the supply of securities being sold, the Trust and the Fund recognize that there may be an adverse effect on price.

8.      Compliance and Maintenance of Records.
        --------------------------------------

        8.1 The Advisor agrees to manage the investment and reinvestment of the Fund's assets in compliance with the 1940 Act and rules and regulations thereunder. The Advisor also agrees to maintain and preserve, in accordance with the 1940 Act and rules thereunder, and for the periods prescribed by Rule 3la-2 under the 1940 Act, books and records with respect to the Fund's securities transactions required to be maintained by Rule 3la-1 under the 1940 Act.

        8.2 The Advisor further agrees that all records which it maintains for the Fund are the Trust's property and that the Advisor will surrender them to the Trust, its independent auditors, the Trustees, or as may be required by any government agency having jurisdiction over the Trust, promptly upon written request. The provisions of this Section 8 shall survive any termination of this Agreement.

9.      Dual Interests.
        ---------------

        9.1 It is understood by both parties that any of the shareholders, trustees, officers, employees and agents of the Trust may be a director, officer, employee or agent of, or be otherwise interested in, the Advisor, any affiliated person of the Advisor, or any organization in which the Advisor or any affiliated person of the Advisor may have an interest; and that the Advisor, and any such affiliated person or any such organization may have an interest in the Trust or the Fund.

        9.2 It is also understood by both parties that the existence of any such dual interest shall not affect the validity of any transactions hereunder, except as otherwise provided by specific provisions of applicable law, including the 1940 Act.

10.     Duration, Termination and Amendment of this Agreement.
        -----------------------------------------------------

        10.1 This Agreement shall not become effective, and the Advisor shall not serve or act as the Fund's investment advisor, unless and until this Agreement is approved by the Trust's board of trustees (the "Board"), including a majority of the Trustees who are not parties to this Agreement or interested persons of any such party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of a majority of the outstanding voting securities of the Fund.

        10.2 If approved as provided above, this Agreement shall continue in effect for two years and from year to year thereafter, but only so long as such continuance is specifically approved at least annually either:

               (a)  by the Board; or

               (b) by a vote of a majority of the outstanding voting securities of the Fund.

In either event such continuance also must be approved by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of the Trust or of the Advisor, cast in person at a meeting called for the purpose of voting on such approval.

        10.3 This Agreement may, on sixty days' written notice, be terminated at any time, without the payment of any penalty, by the Board, by a vote of a majority of the Fund's outstanding voting securities of the Fund or by the Advisor.

        10.4 This Agreement shall automatically terminate in the event of its assignment.

        10.5 In interpreting the provisions of this Section 10, the definitions contained in Section 2(a) of the 1940 Act, particularly the definitions of "interested person" and "assignment" and a "majority of the outstanding voting securities," shall be applied.

        10.6 This Agreement shall not be amended without specific approval of such amendment by:

               (a) the vote of a majority of the outstanding voting securities of the Fund; and

               (b) the vote of a majority of the Trustees, including a majority of the Trustees who are not parties to this Agreement and who are not interested persons of the Trust or of the Advisor, cast in person at a meeting called for the purpose of voting on such amendment.

11.     Liability of the Advisor.
        -------------------------

        11.1 In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of the Advisor, or of its officers, directors, agents, employees, controlling persons, shareholders, or any other person or entity affiliated with the Advisor or retained by it to perform or assist in the performance of its obligations under this Agreement (each of the foregoing, an "Advisory Affiliate"), neither the Advisor nor any Advisory Affiliate shall be subject to liability to the Trust or the Fund or to any shareholder of the Fund or to any other person with a beneficial interest in the Fund or the Trust for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation any error of judgment or mistake of law or for any loss suffered by the Trust or the Fund or any shareholder or other person in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

12.     Use of Name "Aon" Marks or Symbols.
        ----------------------------------

        12.1 If the Advisor ceases to act as the investment advisor, or, in any event, if the Advisor so requests in writing, the Trust agrees it will take all necessary action to change the name of the Trust and/or the Fund to a name not including the word "Aon."

13.     Miscellaneous.
        --------------

        13.1 The Advisor may from time to time employ or associate with any person or persons it may believe to be particularly fitted to assist it in the performance of this Agreement. The compensation of any such persons will be paid by the Advisor, and no obligation will be incurred by, or on behalf of, the Trust with respect to them. In addition, the Trust understands that the persons employed by the Advisor to assist in the performance of its duties hereunder will not devote their full time to those duties, and that nothing contained herein will be deemed to limit or restrict the Advisor's right or the right of any of the Advisor's affiliates to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature.

        13.2 The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

        13.3 This Agreement may be executed simultaneously in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and same instrument.

        13.4 It is intended by the parties that this Agreement be governed by the law of the State of Illinois; however, this Agreement is also governed by, and subject to, the 1940 Act, and rules thereunder, including such exemptions therefrom as the SEC may grant.

        IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed by their respective officers thereunto duly authorized.

Attest:                                            Aon Funds


/s/ Catherine M. Lyczko                            /s/ Michael A. Conway
------------------------------------               -----------------------
Secretary                                          President





Attest:                                            Aon Advisors, Inc.


/s/ Catherine M. Lyczko                            /s/ Michael A. Conway
------------------------------------               -----------------------
Secretary                                          President


                Signature Page for Investment Advisory Agreement
                              Asset Allocation Fund

                          INVESTMENT ADVISORY AGREEMENT

        This Agreement (hereinafter the "Agreement") made this 1st day of August, 2000 by and between Aon Funds, a Delaware business trust (hereinafter the "Trust"), an open-ended management company registered under the Investment Company Act of 1940, as amended (hereinafter the "1940 Act"), and Aon Advisors, Inc., a Virginia corporation (hereinafter the "Advisor"), an investment advisor registered under the Investment Advisers Act of 1940.

1.      Furnishing of Documents.
        ------------------------

        1.1 The Trust has furnished the Advisor with copies of each of the following documents:

               (a)  Agreement and Declaration of Trust of the Trust;

               (b)  Bylaws of the Trust as in effect on the date hereof;

               (c) The Trust's effective registration statement on Form N-lA as filed with the Securities and Exchange Commission ("SEC"), which includes all statements of the investment objective, policies and restrictions of the Fund of the Trust referred to below.

        1.2 The Trust will furnish the Advisor, from time to time, with copies of all amendments of or supplements to the foregoing, if any.

        1.3 The Advisor will be entitled to rely on all documents so furnished by the Trust.

2.      Investment Advisory Services.
        -----------------------------

        2.1 Subject to the supervision and approval of the Trust's trustees (the "Trustees"), the Trust hereby employs the Advisor to act as the investment advisor to, and manager of, the Trust's REIT Index Fund (hereinafter the "Fund").

        2.2 The Advisor hereby agrees to manage the investment and reinvestment of the assets of the Fund, at its own expense, in accordance with the Fund's investment objective, policies and restrictions as stated in the documents referred to in Section l.1(a), (b) and (c) hereof.

        2.3 The Advisor agrees, for the term of this Agreement, to assume the obligations set forth in this Agreement for the compensation provided and on the other terms and conditions set forth in this Agreement.

        2.4    The Advisor shall:

               (a) provide, or obtain, and evaluate such economic, statistical and financial data and information and undertake such additional investment research as it shall believe necessary or advisable;

               (b) conduct a continuous program of investment and reinvestment with respect to the Fund's assets and, with respect thereto, the Advisor is hereby granted full authority by the Trust to place orders for purchases, sales, exchanges or other dispositions of securities and other instruments for the Fund's account and to manage the investments and any other property of the Fund, and to provide or obtain such services as may be necessary in managing, acquiring or disposing of investments;

               (c) consult with and report to the Trustees, or any committees or officers acting pursuant to authority of the Trustees, at such times and in such manner as the Trustees may deem appropriate, with respect to the implementation of the investment objective, policies and restrictions of the Fund; and

               (d) at the Trust's request, provide persons to serve as trustees and officers of the Trust.

3.      Investment Advisory Fee.
        ------------------------

        3.1 In consideration of all services rendered pursuant to Section 2 of this Agreement, the Fund shall pay to the Advisor, after the end of each calendar month, a fee, accrued daily and based upon the average daily net asset value of the Fund for the month (or portion thereof during which this Agreement is in effect), at an annual rate of 0.10% (10/100ths of 1%).

        3.2 If on any day there is no determination of the net asset value of the Fund as a result of a suspension of the right of redemption of Fund shares or for any other reason, then for the purpose of this Section 3, the net asset value of the Fund as last determined will be deemed to be the net asset value for such day.

4.      Expenses.
        ---------

        4.1 The Advisor will bear all expenses in connection with the performance of its services under this Agreement.

        4.2 The Trust or the Fund will assume and pay, or enter into arrangements providing for the direct payment subject to reimbursement of, all other expenses incurred in the operation of the Fund or the Trust that are incurred by or allocated to the Fund, including:

               (a) taxes and fees payable by the Fund or the Trust to federal, state or other government agencies;

               (b) brokerage fees and commissions, and issue and transfer taxes;

               (c)  interest;

               (d) Trustees' annual retainer and meeting attendance fees and expenses of Trustees who are not directors, officers or employees of the Advisor or of any affiliated person, other than a registered investment company, of the Advisor;

               (e) registration, qualification, filing and other fees in connection with securities registration requirements of federal and state regulatory authorities;

               (f) the charges and expenses for custodial, paying agent, transfer agent, administration, dividend agent and accounting agent services,

               (g) outside legal fees and expenses in connection with the affairs of the Trust, including, but not limited to, registering and qualifying its shares with federal and state regulatory authorities;

               (h)  charges and expenses of outside auditors;

               (i)  costs of meetings of shareholders and Trustees of the Trust;

               (j) costs of maintenance of the Trust's existence as a Delaware business trust;

               (k)  insurance premiums;

               (l)  investment advisory fees;

               (m) costs and fees associated with printing and delivering registration statements, shareholders' reports and proxy statements;

               (n) costs and fees associated with delivering reports to and making filings with the SEC and state Blue Sky authorities;

               (o) costs relating to administration of the Trust's general operations;

               (p)  costs relating to the Trust's own employees, if any; and

               (q) costs of preparing, printing and delivering the Trust's prospectuses and statements of additional information to existing shareholders of the Fund.

5.      Reimbursement.
        --------------

        5.1 If in any fiscal year, the aggregate expense of the Fund, including fees pursuant to this Agreement, but excluding interest, taxes, brokerage commissions and extraordinary expenses, exceeds 1.50% of the first $30 million of the average daily net assets of the Fund and 1.25% of the amount by which the average daily net assets of the Fund exceeds $30 million, the Advisor will reimburse the Fund for such excess. This expense reimbursement obligation is not limited to the amount of the fees received hereunder and will be estimated, reconciled and paid on a monthly basis.

6.      Fund Transactions and Brokerage.
        --------------------------------

        6.1 The Fund's transactions in equity securities will usually be executed through brokers that will receive a commission paid by the Fund. The Fund's transactions in fixed income and money market securities shall usually be effected with the issuer or with a dealer in such instruments acting as principal on a net basis. The Fund also may purchase underwritten issues, which involve an underwriting discount or commission. Decisions with respect to the purchase and sale of portfolio securities, including allocation of portfolio business and the negotiation of the price of the securities and commissions, if any, are to be made by the Advisor.

        6.2 Neither the Advisor nor any company affiliated with it shall act as a broker or dealer for the purpose of executing portfolio transactions for the Fund.

        6.3 The primary consideration in allocating transactions to dealers and brokers shall be prompt and effective execution of orders at the most favorable security prices obtainable ("best execution"). Consideration also may be given to additional factors, such as furnishing of supplemental research and other services deemed to be of value to the Trust, the Fund or the Advisor. The Advisor is authorized to execute orders with dealers or brokers that provide research and security and economic analysis that supplements the research and analysis of the Advisor, even though the spread or commission at which an order is executed may be higher than that which another dealer or broker might charge, provided that the Advisor determines in good faith that the amount of the spread or commission is reasonable in relation to the value of the services provided. Such research and services include advice as to the value of securities, the advisability of investment in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The research may be useful to the Advisor in serving other portfolios of the Trust, the Fund and other accounts managed by the Advisor.

7.      Similar Activities for Others.
        ------------------------------

        7.1 The services of the Advisor to the Fund under this Agreement are not to be deemed exclusive and the Advisor will be free to render similar services to others so long as its services under this Agreement are not impaired. Investment decisions for the Fund will be made independently from those of other accounts that may be managed by the Advisor. If, however, accounts managed by the Advisor are simultaneously engaged in purchases of the same securities, then, pursuant to the authorization of the Trustees, available securities may be allocated to each account and may be averaged as to price in whatever manner the Advisor deems to be fair.

        7.2 The parties to this Agreement understand that this system might adversely affect the price paid by the Fund, or limit the size of the position obtainable for the Fund. To the extent that transactions on behalf of more than one client of the Advisor during the same period may increase the demand for securities being purchased or the supply of securities being sold, the Trust and the Fund recognize that there may be an adverse effect on price.

8.      Compliance and Maintenance of Records.
        --------------------------------------

        8.1 The Advisor agrees to manage the investment and reinvestment of the Fund's assets in compliance with the 1940 Act and rules and regulations thereunder. The Advisor also agrees to maintain and preserve, in accordance with the 1940 Act and rules thereunder, and for the periods prescribed by Rule 3la-2 under the 1940 Act, books and records with respect to the Fund's securities transactions required to be maintained by Rule 3la-1 under the 1940 Act.

        8.2 The Advisor further agrees that all records which it maintains for the Fund are the Trust's property and that the Advisor will surrender them to the Trust, its independent auditors, the Trustees, or as may be required by any government agency having jurisdiction over the Trust, promptly upon written request. The provisions of this Section 8 shall survive any termination of this Agreement.

9.      Dual Interests.
        ---------------

        9.1 It is understood by both parties that any of the shareholders, trustees, officers, employees and agents of the Trust may be a director, officer, employee or agent of, or be otherwise interested in, the Advisor, any affiliated person of the Advisor, or any organization in which the Advisor or any affiliated person of the Advisor may have an interest; and that the Advisor, and any such affiliated person or any such organization may have an interest in the Trust or the Fund.

        9.2 It is also understood by both parties that the existence of any such dual interest shall not affect the validity of any transactions hereunder, except as otherwise provided by specific provisions of applicable law, including the 1940 Act.

10.     Duration, Termination and Amendment of this Agreement.
        -----------------------------------------------------

        10.1 This Agreement shall not become effective, and the Advisor shall not serve or act as the Fund's investment advisor, unless and until this Agreement is approved by the Trust's board of trustees (the "Board"), including a majority of the Trustees who are not parties to this Agreement or interested persons of any such party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of a majority of the outstanding voting securities of the Fund.

        10.2 If approved as provided above, this Agreement shall continue in effect for two years and from year to year thereafter, but only so long as such continuance is specifically approved at least annually either:

               (a)  by the Board; or

               (b) by a vote of a majority of the outstanding voting securities of the Fund.

In either event such continuance also must be approved by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of the Trust or of the Advisor, cast in person at a meeting called for the purpose of voting on such approval.

        10.3 This Agreement may, on sixty days' written notice, be terminated at any time, without the payment of any penalty, by the Board, by a vote of a majority of the Fund's outstanding voting securities of the Fund or by the Advisor.

        10.4 This Agreement shall automatically terminate in the event of its assignment.

        10.5 In interpreting the provisions of this Section 10, the definitions contained in Section 2(a) of the 1940 Act, particularly the definitions of "interested person" and "assignment" and a "majority of the outstanding voting securities," shall be applied.

        10.6 This Agreement shall not be amended without specific approval of such amendment by:

               (a) the vote of a majority of the outstanding voting securities of the Fund; and

               (b) the vote of a majority of the Trustees, including a majority of the Trustees who are not parties to this Agreement and who are not interested persons of the Trust or of the Advisor, cast in person at a meeting called for the purpose of voting on such amendment.

11.     Liability of the Advisor.
        -------------------------

        11.1 In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of the Advisor, or of its officers, directors, agents, employees, controlling persons, shareholders, or any other person or entity affiliated with the Advisor or retained by it to perform or assist in the performance of its obligations under this Agreement (each of the foregoing, an "Advisory Affiliate"), neither the Advisor nor any Advisory Affiliate shall be subject to liability to the Trust or the Fund or to any shareholder of the Fund or to any other person with a beneficial interest in the Fund or the Trust for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation any error of judgment or mistake of law or for any loss suffered by the Trust or the Fund or any shareholder or other person in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

12.     Use of Name "Aon" Marks or Symbols.
        ----------------------------------

        12.1 If the Advisor ceases to act as the investment advisor, or, in any event, if the Advisor so requests in writing, the Trust agrees it will take all necessary action to change the name of the Trust and/or the Fund to a name not including the word "Aon."

13.     Miscellaneous.
        --------------

        13.1 The Advisor may from time to time employ or associate with any person or persons it may believe to be particularly fitted to assist it in the performance of this Agreement. The compensation of any such persons will be paid by the Advisor, and no obligation will be incurred by, or on behalf of, the Trust with respect to them. In addition, the Trust understands that the persons employed by the Advisor to assist in the performance of its duties hereunder will not devote their full time to those duties, and that nothing contained herein will be deemed to limit or restrict the Advisor's right or the right of any of the Advisor's affiliates to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature.

        13.2 The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

        13.3 This Agreement may be executed simultaneously in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and same instrument.

        13.4 It is intended by the parties that this Agreement be governed by the law of the State of Illinois; however, this Agreement is also governed by, and subject to, the 1940 Act, and rules thereunder, including such exemptions therefrom as the SEC may grant.

        IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed by their respective officers thereunto duly authorized.

Attest:                                            Aon Funds


/s/ Catherine M. Lyczko                            /s/ Michael A. Conway
------------------------------------               -----------------------
Secretary                                          President





Attest:                                            Aon Advisors, Inc.


/s/ Catherine M. Lyczko                            /s/ Michael A. Conway
------------------------------------               -----------------------
Secretary                                          President



                Signature Page for Investment Advisory Agreement
                                 REIT Index Fund